Exhibit 99.1

OptimizeRx Corporation Announces Leadership Team Advancements to Accelerate Strategic Growth

WALTHAM, MA – August 19, 2025 – OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), a leading provider of healthcare technology solutions helping life sciences companies reach and engage healthcare professionals (HCPs) and patients, today announced organizational updates and leadership advancements designed to accelerate the Company’s Rule of 40 strategy—balancing sustained growth with increased profitability. These changes reflect the strength of the Company’s leadership bench and CEO Steve Silvestro’s commitment to aligning talent and structure with OptimizeRx’s long-term strategic objectives under his management.

"Over the past six months, I have had the opportunity to evaluate our organization from the CEO seat and make key decisions to ensure we are positioned to execute with focus, speed, and strategic clarity," said Steve Silvestro, Chief Executive Officer. "These leadership evolutions reflect our confidence in the outstanding talent we have across the business and our commitment to developing and elevating leaders who will drive the next chapter of our profitable growth."

Leadership Advancements:

Ed Stelmakh has been appointed Chief Financial & Strategic Officer (CFSO), evolving from his previous responsibilities as the Company’s Chief Financial Officer & Chief Operations Officer to encompass corporate broader strategy alongside financial leadership. This move underscores the Company’s focus on profitable growth and reinforces the importance of shareholder value creation in shaping OptimizeRx’s future. In addition to his financial responsibilities as the CFSO, Mr. Stelmakh will play a key role in helping the Company achieve Rule of 40 in the coming 2-3 years.

Theresa Greco, Chief Commercial Officer (CCO), will continue the oversight of the commercial team, including sales, account management and marketing, and will focus on the Company’s growth plan. Ms. Greco’s leadership and focus on strategy and execution has been a key driver to the Company’s strong year-to-date revenue performance, and she will continue to drive OptimizeRx’s sustainable revenue growth by working towards transitioning to a re-occuring model as a way of creating a more predictable financial profile.

Marion Odence-Ford has been named Chief Legal & Administrative Officer (CLAO), reflecting an expanded role that now includes oversight of key administrative functions in addition to her continued leadership of legal, compliance, and governance matters. Ms. Odence-Ford will partner closely with the CEO and CFSO to ensure alignment between legal and strategic initiatives and will also lead the compliance charge for any regulatory and legislative change that could be promulgated in the coming years.

Doug Besch, Chief Product & Technology Officer (CPTO), will continue to drive execution of the Company's product and technology strategies through product enhancements and platform optimization. His leadership has been instrumental in the Company’s overall client positioning and ability to capture market share of pharma's commercial spend. In addition to the Company’s product and technology strategies, Mr. Besch will also lead all data and partrnership efforts as the Company continues to expand its proprietary omnichannel network to reach both HCP and DTC audiences.

Brendan Merrell has been appointed Chief Operating Officer (COO), advancing from his prior roles of increasing responsibilities in the Company’s commercial operations, including most recently as SVP, Client Strategy & Program Management. This elevation signals both the depth of the Company’s management team and its investment in developing top talent into mission-critical leadership roles. Mr. Merrell will continue to be focused on operational excellence as well as driving more operating leverage as he partners with business leaders and teams across the Company.

Andy D’Silva has been promoted to Chief Business Officer (CBO) from the role of SVP, Corporate Finance. In this expanded role, Mr. D’Silva will be focused on strategic planning initiatives, while continuing leadership over FP&A and investor relations. In executing these increased responsibilities as the CBO, Mr. D’Silva will champion Rule of 40 strategies as the Company accelerates its growth initiatives. This move reflects OptimizeRx’s commitment to tightly aligning financial results and strategic execution.

About OptimizeRx

OptimizeRx is a leading healthcare technology company that’s redefining how life science brands connect with patients and healthcare providers. Our platform combines innovative AI-driven tools like the Dynamic Audience Activation Platform (DAAP) and Micro-Neighborhood Targeting (MNT) to deliver timely, relevant, and hyper-local engagement. By bridging the gap between HCP and DTC strategies, we empower brands to create synchronized marketing solutions that drive faster treatment decisions and improved patient outcomes.

Our commitment to privacy-safe, patient-centric technology ensures that every interaction is designed to make a meaningful impact, delivering life-changing therapies to the right patients at the right time. Headquartered in Waltham, Massachusetts, OptimizeRx partners with some of the world’s leading pharmaceutical and life sciences companies to transform the healthcare landscape and create a healthier future for all.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipates", "believes", "estimates", "expects", "forecasts", "intends", "plans", "projects", "targets", "designed", "could", "may", "should", "will" or other similar words and expressions are intended to identify these forward-looking statements. All statements in this press release that reflect the Company's expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to OptimizeRx’s appointment of new and reorganization of key management team members to accelerate strategic growth, the Company’s plans to build new market share and drive profitable revenue growth under the leadership of its CEO Steve Silvestro, the Company’s success in achieving the Rule of 40, the Company’s transition to a re-occuring model to create a more predictable financial profile, the Company’s ability to expand its omnichannel network, and other statements relating to future performance, plans, and expectations. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions regarding the Company's business, the economy, and other future conditions that may never materialize or may prove to be incorrect. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties including, but not limited to, the Company’s success with the appointment of new and reorganization of management team members, the effect of government regulation, seasonal trends, dependence on a concentrated group of customers, cybersecurity incidents that could disrupt operations, the ability to keep pace with growing and evolving technology, the ability to maintain contracts with electronic prescription platforms and electronic health records networks, competition, and other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in other filings the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

OptimizeRx Contact

Andy D’Silva, Chief Business Officer

adsilva@optimizerx.com

Investor Relations Contact

Steven Halper

LifeSci Advisors, LLC

shalper@lifesciadvisors.com